                                                                   Exhibit 3.12a

                            ARTICLES OF INCORPORATION

     These Articles of Incorporation are signed and acknowledged by the incorporators for the purpose of forming a corporation for profit under the provisions of Act No. 827 of the Public Acts of 1931, as amended, as follows:

                                   ARTICLE I.

     The name of the corporation is COMMERCIAL EQUIPMENT COMPANY

                                   ARTICLE II.

     The purpose or purposes for which the corporation is formed are as follows:

               To sell at wholesale and retail any and all forms of office equipment and supplies of any kind or character whatsoever and service on such office equipment and supplies to any extent required.

In general to carry on any business in connection therewith and incident thereto not forbidden by the laws of the State of Michigan and with all the powers conferred upon corporations by the laws of the State of Michigan.

                                  ARTICLE III.

     Location of the first registered office is:

          1316    Burton, S.E.   Grand Rapids      7       Kent,    Michigan.
          (No.)    (Street)         (City)      (Zone)   (County)

     Post office address of the first registered office is:

                1316 Burton, S.E.         Grand Rapids      7,    Michigan.
          (No. and Street or P. O. Box)      (City)      (Zone)

                                   ARTICLE IV.

FORM 1

             The name of the first resident agent is Robert H. Chase
                                                     ---------------

                                   ARTICLE V.

                      The total authorized capital stock is

     (1)  Preferred shs. None                      Par Value $                      per share
                         ---------------------                ---------------------
          Common shs.    5000                      Par Value $ 10.00
                         ---------------------                ---------------------
                                                   Book Value $                     per share
                                                               --------------------
                     Preferred None                Price fixed for sale $
                               ----                                      ----------
and/or shs. of (2)   Common    None no par value
                               ----
                                                   Book Value $                     per share
                                                               --------------------
                                                   Price fixed for sale $
                                                                         ----------

     (3) A statement of all or any of the designations and the powers, preferences and rights, and the qualifications, limitations or restrictions thereof is as follows:

               All common shares shall have one vote each for all purposes and
               ---------------------------------------------------------------
          shall have equal rights to dividends and in liquidation.
          --------------------------------------------------------

                                   ARTICLE VI.

     The names and places of residence or business of each of the incorporators and the number and class of shares subscribed for by each are as follows:
(Statute requires one or more incorporators)
================================================================================
                                                              Number of Shares
                          Residence or Business Address          Par Stock
Name   (No.)   (Street)       (City)        (State)                Common
--------------------------------------------------------------------------------
William S. Reed, 1316 Burton, S.E., Grand Rapids, Mich.              70
Robert H. Chase, 1316 Burton, S.E., Grand Rapids, Mich.              70
Elmer E. Locke, Jr., 1316 Burton, S.E., Grand Rapids, Mich.          60

                                  ARTICLE VII.

          The names and addresses of the first board of directors are as follows:

          (Statute requires at least three directors)

================================================================================
                                             Residence or Business Address
      Name                     (No.)     (Street)        (City)         (State)
--------------------------------------------------------------------------------
William S. Reed           1316 Burton, S.E.           Grand Rapids     Michigan
Robert H. Chase           1316 Burton, S.E.           Grand Rapids     Michigan
Elmer E. Locke, Jr.       1316 Burton, S.E.           Grand Rapids     Michigan

                                  ARTICLE VIII.

          The term of the corporate existence is thirty years.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

          We, the incorporators, sign our names this 1st day of October, 1957.
                                                     ---        -------     -

   (All parties appearing under Article VI are required to sign in this space)


                                                /s/ William S. Reed
                                                --------------------------------


                                                /s/ Robert H. Chase
                                                --------------------------------


                                                /s/ Elmer E. Locke, Jr.
                                                --------------------------------

STATE OF MICHIGAN              )    (One or more of the parties signing must acknowledge
                  -------------)ss.                   before the Notary)
COUNTY OF Kent                 )
          ---------------------)

     On this 1st day of October, 1957, before me personally appeared William S.
             ---        -------     -                                ----------
Reed, Robert H. Chase and Elmer E. Locke, Jr., to me known to be the persons
---------------------------------------------
described in and who executed the foregoing instrument, and acknowledged that they executed the same as their free act and deed.


                   /s/ Evelyn E. Silverman
                   -------------------------------------------------------------
                   (Signature of Notary)
                   Notary Public for Kent County,
                                     ----
                   State of Michigan.

                   My commission expires January 24, 1960
                                         ----------------
                   (Notarial seal required if acknowledgment taken out of State)

          Form 1 -

                                    ORIGINAL

                       (CORPORATION FOR PECUNIARY PROFIT)

                            ARTICLES OF INCORPORATION

                                       OF

                          COMMERCIAL EQUIPMENT COMPANY
                       ----------------------------------

                      (Please type or print corporate name)

================================================================================

                Under Art No. 327, Public Acts, 1931, as amended.

================================================================================

               (This blank prepared by Michigan Corporation and Securities Commission.)

                       MAIL THREE SIGNED AND ACKNOWLEDGED
                                   COPIES TO:

                  Michigan Corporation & Securities Commission

                 P. O. Box 693              Lansing 4, Michigan

C-2016 (Rev. 11-69)             STATE OF MICHIGAN
(formerly Form 16)       MICHIGAN DEPARTMENT OF TREASURY
                              CORPORATION DIVISION
                               LANSING, MICHIGAN

----------------------------------------------------------------------------------
                                  DO NOT WRITE IN SPACE BELOW.  FOR DEPARTMENT USE
----------------------------------------------------------------------------------
               NOTE               Date Received
--------------------------------------------------------------
Mail ONE signed and acknowledged
copy to:                                  AUG 22 1972
                                  ----------------------------
 Michigan Department of Treasury
      Corporation Division
         P.O. Drawer C
    Lansing, Michigan 48904       ----------------------------
       Filing Fee $5.00
     (Make fee payable to
       State of Michigan)         ----------------------------

----------------------------------------------------------------------------------

                         CERTIFICATE OF AMENDMENT TO THE
                            ARTICLES OF INCORPORATION

                          COMMERCIAL EQUIPMENT COMPANY
                                (Corporate Name)

a Michigan corporation, whose registered office is located at
2225 Oak Industrial Drive, N.E. Grant Rapids, Kent Michigan 49505 certifies
(No.)      (Street)             (City)      (County)     (Zip Code)
pursuant to the provisions of Section 43 of Act No. 327 of the Public Acts of 1931, as amended, that at a meeting of the Shareholders of said corporation called for the purpose of amending the articles of incorporation, and held on the 10th day of March 1972 it was resolved by the vote of the holders of two-thirds of the shares of each class entitled to vote and by two-thirds of the shares of each class whose rights, privileges or preferences are changed, that Article No. V. of the Articles of Incorporation is amended to read as follows, viz.

                                   ARTICLE V.
    (Any article being amended is required to be set forth in its entirety.)

The total authorized capital stock is:

     (1)  Preferred shares - none     Par value -  Not applicable
          Common shares    - 50,000   Par value -  $1.00

     and/or shares of (2)
          Preferred shares - none     No par value
          Common shares    - none     No par value

(3) A statement of all or any of the designations and the powers preferences and
-------------------------------------------------------------------------------
rights, and the qualifications; limitations or restrictions thereof is as
-------------------------------------------------------------------------
follows:
--------

     All common shares shall have one vote each for all purposes and shall have
     --------------------------------------------------------------------------
     equal rights to dividend and in liquidation.
     --------------------------------------------

NOTE: Sec. 43, amended by Act 155. P.A. 1953, provides:

     "...That any amendment which impairs the preemptive right of the holders of shares of any class of capital stock entitled to such right shall be approved by the vote of the holders of 2/3 of the shares of each such class...."

Signed on 22nd of June, 1972.
          ------------    --

     Affix Corporate Seal Here                COMMERCIAL EQUIPMENT COMPANY
                                         ---------------------------------------
                                                    (Corporate Name)

            COMMERCIAL
             EQUIPMENT                By          /s/ William S. Reed
             COMPANY                     ---------------------------------------
                                                       (President)

                                         William S. Reed


                                               /s/ Norman F. Patrick, Jr.
                                         ---------------------------------------
                                           (Secretary or Assistant Secretary)

                                         Norman F. Patrick, Jr.

STATE OF MICHIGAN         )
                          ) ss
COUNTY OF Kent            )
          ---------------

     On this 22nd day of June, 1972, before me appeared
             ----        ----    --

                                 William S. Reed
                      -------------------------------------
                      (Name of President or Vice President)

to me personally known, who, being by me duly sworn, did say that he is the president or vice-president of COMMERCIAL EQUIPMENT COMPANY,
                               ----------------------------
                                      (Corporate Name)
which executed the foregoing instrument, and that *[the seal affixed to said instrument is the corporate seal of said corporation, and that] said instrument was signed* [and sealed] in behalf of said corporation by authority of its board of directors, and said officer acknowledged said instrument to be the free act and deed of said corporation.


*If corporation has no seal strike              /s/ Jaklyn Wendy Morse
out the words in brackets and add     ------------------------------------------
at end of acknowledgment the                    (Signature of Notary)
following: "and that said
corporation has no corporate seal".
                                      Notary Public for Kent County,
                                                        ----
                                      State of Michigan.
                                      My Commission expires May 2, 1976
                                                            -----------

                                      (Notarial seal required if acknowledgment
                                                  taken out of State)

CAS-515 (Rev 1-81)    (Please do not write in spaces below - for Department use)

--------------------------------------------------------------------------------
       MICHIGAN DEPARTMENT OF COMMERCE - CORPORATION AND SECURITIES BUREAU
--------------------------------------------------------------------------------
(FOR BUREAU USE ONLY)                                          Date Received

                                                           ---------------------
                                      FILED
                                   APR 11 1983                  MAR 7 1983
                                  Administrator            ---------------------
                         MICHIGAN DEPARTMENT OF COMMERCE
                         Corporation & Securities Bureau   ---------------------

--------------------------------------------------------------------------------

                       (See instructions on Reverse Side)

                        (For Use by Domestic Corporations)

                         CERTIFICATE OF AMENDMENT TO THE
                            ARTICLES OF INCORPORATION

                     ---------------------------------------
                     INSERT CORPORATION NUMBER 1 4 7 - 3 4 5
                     ---------------------------------------

     The undersigned corporation executes the following Certificate of Amendment to its Articles of Incorporation pursuant to the provisions of Section 631, Act 284, Public Acts of 1972, as amended:

--------------------------------------------------------------------------------
1.   The name of the corporation is COMMERCIAL EQUIPMENT COMPANY
                                    ----------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
2.   The location of the registered office is

     2225 Oak Industrial Drive, N.E.    Grand Rapids, Michigan     49505
     -----------------------------------------------            -----------
            (No. and Street)                (Town or City)       (ZIP Code)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

3. The following amendment to the Articles of Incorporation was adopted on the 28th day of February, 1983: (Check one of the following)
     ----                    --

     (X) by the shareholders in accordance with Section 611 (2) Act 284, Public Acts of 1972, as amended. The necessary number of shares as required by statute were voted in favor of the amendment.

     ( ) by written consent of the shareholders having not less than the minimum number of votes required by statute in accordance with Section 407(1) and (2), Act 284, Public Acts of 1972, as amended. Written notice to shareholders who have not consented in writing has been given. (Note: Written consent by less than all of the shareholders is permitted only if such provision appears in Articles of Incorporation.)

     ( ) by written consent of all the shareholders entitled to vote in accordance with Section 407(3), Act 284, Public Acts of 1972, as amended.

          Resolved, that Article VIII of the Articles of Incorporation be
                                 ----
     amended to read as follows: (Any article being amended is required to be set forth in its entirety.)

          The term of existence of the Corporation is perpetual.

--------------------------------------------------------------------------------

                                     Signed this 28th day of February, 1983
                                                 ----        --------    --

                                     By       /s/ William S. Reed
                                        ----------------------------------------
                                        (Signature of President, Vice-President,
                                        Chairperson or Vice Chairperson)
                                        William S. Reed, President

GOLD SEAL APPEARS ONLY ON ORIGINAL

CAS-515 (Rev 1-84)

--------------------------------------------------------------------------------
       MICHIGAN DEPARTMENT OF COMMERCE - CORPORATION AND SECURITIES BUREAU
--------------------------------------------------------------------------------
(FOR BUREAU USE ONLY)                                          Date Received
                                                                JUL 10 1986
                                      FILED               ---------------------
                                   JUL 22 1986
                                  Administrator           ---------------------
                         MICHIGAN DEPARTMENT OF COMMERCE
                         Corporation & Securities Bureau  ---------------------

--------------------------------------------------------------------------------

            CERTIFICATE OF AMENDMENT TO THE ARTICLES OF INCORPORATION
                        For use by Domestic Corporations

   (Please read instructions and Paperwork Reduction Act notice on last page)

     Pursuant to the provisions of Act 284, Public Acts of 1972, as amended (profit corporations), or Act 162, Public Acts of 1982 (nonprofit corporations), the undersigned corporation executes the following Certificate:

--------------------------------------------------------------------------------

1.   The present name of the corporation is: COMMERCIAL EQUIPMENT COMPANY

2.   The corporation identification number (CID) assigned by the Bureau is:
     -------------
     1 4 7 - 3 4 5
     -------------

3.   The location of its registered office is:

     2225 Oak Industrial Drive, N.E.   Grand Rapids, Michigan     49505
            (Street Address)                   (City)           (ZIP Code)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

4. Article V of the Articles of Incorporation is hereby amended to read as follows:

          1. The total number of shares which the corporation is authorized to issue is 50,000 shares, divided into two series. The designation of each series, the number of shares of each series, and their par value are as follows:

                    Class    Series   Number     Par Value
                    ------   ------   ------   ------------
                    Common      A     25,000   $1 per share
                    Common      B     25,000   $1 per share

          2. The holders of Series A common shares shall possess exclusive voting power in the corporation.

--------------------------------------------------------------------------------

5. COMPLETE SECTION (a) IF THE AMENDMENT WAS ADOPTED BY THE UNANIMOUS CONSENT OF THE INCORPORATOR(S) BEFORE THE FIRST MEETING OF THE BOARD OF DIRECTORS OR TRUSTEES; OTHERWISE, COMPLETE SECTION (b)

a.   [ ]  The foregoing amendment to the Articles of Incorporation was duly
          adopted on the      day of          , 19   , in accordance with the
                         ----        ---------    ---
          provisions of the Act by the unanimous consent of the incorporator(s) before the first meeting of the board of directors or trustees.

          Signed this              day of          , 19
                      ------------        ---------    -----

          ---------------------------------   ----------------------------------

          ---------------------------------   ----------------------------------

          ---------------------------------   ----------------------------------

          ---------------------------------   ----------------------------------

     (Signature of all incorporators; type or print name under each signature)

b. [X] The foregoing amendment to the Articles of Incorporation was duly adopted on the 31st day of March, 1986. The amendment: (check one of the following)

          [ ] was duly adopted in accordance with Section 611(2) of the Act by the vote of the shareholders if a profit corporation, or by the vote of the shareholders or members if a nonprofit corporation, or by the vote of the directors if a nonprofit corporation organized on a nonstock directorship basis. The necessary votes were cast in favor of the amendment.

          [ ] was duly adopted by the written consent of all the directors pursuant to Section 525 of the Act and the corporation is a nonprofit corporation organized on a nonstock directorship basis.

          [ ] was duly adopted by the written consent of the shareholders or members having not less than the minimum number of votes required by statute in accordance with Section 407(1) and (2) of the Act. Written notice to shareholders or members who have not consented in writing has been given. (Note: Written consent by less than all of the shareholders or members is permitted only if such provision appears in the Articles of Incorporation.)

          [X] was duly adopted by the written consent of all the shareholders or members entitled to vote in accordance with Section 407(3) of the Act.

                                             Signed this 31st day of March, 1986


                                             By       /s/ William S. Reed
                                               ---------------------------------
                                                          (Signature)


                                                    William S. Reed, President
                                             -----------------------------------
                                                  (Type or Print Name and Title)